UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2017

VITAL THERAPIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15010 Avenue of Science, Suite 200 San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (858) 673-6840
________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 25, 2017, Vital Therapies, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2017. In its press release, the Company also provided a corporate update and reported that it would be holding a conference call on October 25, 2017 to discuss its financial results for the quarter ended September 30, 2017. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless the registrant expressly sets forth in such filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 25, 2017

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL THERAPIES, INC.

By: /s/ Michael V. Swanson
Michael V. Swanson Chief Financial Officer
Date: October 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 25, 2017